Product Information Notice Dated February 24, 2011

Reorganization

The Board of Trustees (“Board”) of the Columbia Funds Variable Insurance Trust Funds approved a proposal to merge the Acquired Fund with and into the corresponding Acquiring Fund listed in the table below.

Acquired Fund	Acquiring Fund
Columbia Large Cap Value Fund, Variable Series	Riversource Variable Portfolio – Diversified Equity Income Fund

All assets of the Acquired Fund will be transferred into the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund at the close of business on or about April 29, the “Merger Date”.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Acquired Fund Sub-Account, including program trades, on or after the close of business one day prior to the Merger Date. As a result of the reorganization, if any of your Contract Value is currently invested in the Target Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Target Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business one day prior to the Merger Date, any transaction that includes an allocation to the Target Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business one day prior to the Merger Date, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Target Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

Addition of Funds

Effective as of the close of business one day prior to the Merger Date, Riversource Variable Portfolio - Diversified Equity Income Fund is added as an investment option to your Contract.

This Product Information Notice should be retained for future reference.

HV-8078